UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2003

Homestore, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26659	95-4438337
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

30700 Russell Ranch Road
Westlake Village, California 91362
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (805) 557-2300

(Former name or former address, if changed since last report)

Item 5. Other Events
SIGNATURE
EXHIBIT INDEX
HOMESTORE, INC. EXHIBIT 99.1
HOMESTORE, INC. EXHIBIT 99.2

Item 5. Other Events

     On May 7, 2003, Homestore, Inc. (the “Company”) issued a press release and held a conference call relating to its financial condition and results of operations as of and for the first quarter ended March 31, 2003.

     On May 8, 2003, the Company filed a current report on Form 8-K (the “Original Form 8-K”) to report events and to furnish the press release and a transcript of the conference call’s prepared remarks. However, this report and exhibits were inadvertently filed under “Item 5. Other Events and Regulation FD Disclosure” instead of furnished under “Item 12. Results of Operations and Financial Condition.” On May 14, 2003, the Company amended the Original Form 8-K to furnish the report and exhibits under Item 12. as originally intended.

     Item 10 of Regulation S-K prohibits the inclusion of certain non-GAAP financial measures (as defined in Item 10 of Regulation S-K) in materials filed with the Securities and Exchange Commission. The Company is filing this Amendment No. 2 to the Original Form 8-K to remove certain non-GAAP financial measures inadvertently filed as a part of the Original Form 8-K. The exhibits filed with this amendment have been redacted to eliminate the prohibited non-GAAP financial measures.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

HOMESTORE, INC.

Date: August 14, 2003	By:	/s/ LEWIS R. BELOTE, III

Lewis R. Belote, III Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated May 7, 2003 of Homestore, Inc., redacted to eliminate certain non-GAAP financial measures.

99.2	Transcript of prepared remarks of May 7, 2003 Homestore, Inc. conference call, redacted to eliminate certain non-GAAP financial measures.